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                                                                   EXHIBIT 10.47

                       NONQUALIFIED STOCK OPTION AGREEMENT
                           AVERY COMMUNICATIONS, INC.


     THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement") is effective
                                                    ---------
this 27th day of December, 2001, between AVERY COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and _____________ (the "Optionee").
                                                     --------

                              W I T N E S S E T H:

     WHEREAS, the Company desires to promote the Company's long-term growth and success by offering employees and directors performance-based stock incentives and other equity interests in the Company and other incentive awards;

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase an aggregate of 56,250 shares (the "Shares")
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of the common stock, par value $.01 per share of the Company (the "Common
                                                                   ------
Stock"), such Shares being subject to adjustment as provided in Paragraph 7
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hereof, on the terms and conditions herein set forth. The Option is a
Nonqualified Stock Option and is not intended to be an Incentive Stock Option.
                                 ---

     2. Purchase Price. The purchase price of the Shares shall be $0.71 per share.

     3.   Exercise of Option. Unless expired as provided in Paragraph 5 below,
                                                            -----------
this Option may be exercised from time to time after the date first set forth above (the "Date of Grant") to the extent of Shares that have vested in
            -------------
accordance with the vesting schedule set forth below. The Optionee's right to exercise the Option accrues only in accordance with the following vesting schedule and, except as otherwise provided herein, only to the extent that the Employee remains in the continuous employ or service of the Company or a subsidiary of the Company (a "Subsidiary").
                              ----------

                            Percentage of Shares that Are Vested On and After
       Vesting Date         the Vesting Date and Before the Next Vesting Date
    -----------------       -------------------------------------------------

      Date of Grant                              50%

    December 27, 2002                            25%

    December 27, 2003                            25%



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     4.   Manner of Exercise, Payment of Purchase Price.

          (a) Subject to the terms and conditions of this Agreement, the Option shall be exercised by written notice to the Company at its principal office. Such notice shall state the election to exercise the Option and specify the number of Shares to be purchased. Such notice of exercise shall be signed by Optionee and shall be irrevocable when given.

          (b) The notice of exercise shall be accompanied by full payment of the purchase price for the Shares to be purchased. The purchase price may be paid in any form permitted by the Company. In the event Optionee wishes to pay all or any portion of the purchase price in any form other than cash or certified funds, Optionee shall, not less than fourteen (14) days prior to the date of exercise, give written notice to the Secretary of the Company requesting approval of such payment method, setting forth the particulars of the proposed payment method. The Company shall approve, disapprove or modify the proposed payment method within fourteen (14) days of its receipt of the request.

          (c) Upon receipt of the purchase price, and subject to the terms of Paragraph 10, the certificate or certificates representing the Shares
     ------------
     purchased shall be registered in the name of the person or persons so exercising the Option. If the Option shall be exercised by Optionee and, if Optionee shall so request in the notice exercising the Option, the Shares shall be registered in the name of Optionee and another person as joint tenants with right of survivorship, and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

     5. Expiration of Option. The Option shall expire and become null and void upon the first to occur of the following: (a) the expiration of six (6) months after Employee ceases to be employed by or retained in the service of the Company or any of its Subsidiaries for any reason other than termination for cause or due to death or Disability (as defined in the Company's 1999 Flexible Incentive Plan (the "Plan")); (b) a period of one (1) year shall have elapsed
                     ----
since Employee's death or Disability; (c) a period of ten (10) years shall have elapsed since the Date of Grant; or (d) Employee's employment or service shall have been terminated for Cause (as defined in the Plan).

     6. Acceleration of Exercise Dates. Notwithstanding the provisions of Paragraph 3 hereof:
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          (a) Upon Employee's death or Disability, this Option shall be immediately exercisable, until the expiration date provided in Paragraph 5 above, for the entire number of Shares covered hereby;

          (b) Upon Employee's retirement from service with the Company and its Subsidiaries on or after the attainment of age 65, this Option shall be immediately exercisable, until the expiration date provided in Paragraph 5 above, for the entire number of shares covered hereby; and

          (c) Upon a Change of Control (as defined in the Plan), the unvested portion of the Shares subject to the Option shall become one hundred percent (100%) vested.

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     7.   Adjustments of Shares Subject to Option. The Shares subject to the
Option shall be adjusted from time to time as set forth in Section 9 of the
                                                           ---------
Plan. The determination of any such adjustment by the Company shall be final, binding and conclusive.

     8. No Contract. This Agreement does not constitute a contract for employment or service and shall not affect the right of the Company to terminate Employee's employment or service for any reason or no reason whatsoever.

     9. Rights as Stockholder. This Option shall not entitle Optionee to any rights of a stockholder of the Company or to any notice of proceedings of the Company with respect to any Shares issuable upon exercise of this Option unless and until the Option has been exercised for such Shares and such Shares have been registered in the Optionee's name upon the stock records of the Company.

     10. Restriction on Issuance of Shares. The Company shall not be required to issue or deliver any certificates for Shares purchased upon the exercise of an Option prior to: (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (b) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (c) the determination by the Committee that Optionee has tendered to the Company any federal, state or local tax owed by Optionee as a result of exercising the Option when the Company has a legal liability to satisfy such tax. In addition, if the Common Stock reserved for issuance upon the exercise of Options shall not then be registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company
                                                   --------------
may upon Optionee's exercise of an Option, require Optionee or its permitted transferee to represent in writing that the Shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the Shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent (if applicable).

     11. Registration of Shares. The Company shall use reasonable commercial efforts to register the Shares to be issued upon the exercise of this Option under the Securities Act on a Registration Statement on Form SB-2, or such other form as the Company may deem appropriate, as soon as reasonably practicable following the date of this Agreement.

     12. Lapse of Option. This Agreement shall be null and void in the event Optionee shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Optionee.

     13. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators, and successors of Employee and the successors and permitted assigns of the parties hereto.

     14. Entire Agreement. There are no oral agreements between the parties relating to the subject matter hereof, and this Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except by written agreement executed by the Company and Optionee.

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                                         COMPANY:

                                         AVERY COMMUNICATIONS, INC.


                                         By:
                                            ------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Accepted and Agreed:

OPTIONEE:

WAVELAND, LLC

By:
   --------------------------------------
         Name:
              ---------------------------
         Title:
               --------------------------

Date:
     ------------------------------------


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